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                                                              EXHIBIT (h)(8)(c)

                             AMENDMENT NUMBER 3 TO
                 AMENDED AND RESTATED PARTICIPATION AGREEMENT
                    AMONG VAN KAMPEN LIFE INVESTMENT TRUST,
                            VAN KAMPEN FUNDS INC.,
                       VAN KAMPEN ASSET MANAGEMENT INC.,
                THE UNITED STATES LIFE INSURANCE COMPANY IN THE
                             CITY OF NEW YORK, AND
                   AMERICAN GENERAL SECURITIES INCORPORATED

   THIS AMENDMENT NUMBER 3 ("Amendment No. 3"), made and entered into as of the ______ day of ______, 2003 to the Amended and Restated Participation Agreement dated March 3, 1999, by and among THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), AMERICAN GENERAL SECURITIES INCORPORATED ("AGSI"), VAN KAMPEM LIFE INVESTMENT TRUST (hereinafter the "Fund"), a Delaware business trust, VAN KAMPEN FUNDS INC. (hereinafter the "Underwriter"), a Delaware corporation, and VAN KAMPEN ASSET MANAGEMENT INC. (hereinafter the "Adviser"), a Delaware corporation.

   WHEREAS, each of the parties hereto desires to amend and restate Schedule A to the Agreement; and

   WHEREAS, each of the parties hereto desires to amend and restate Schedule B to the Agreement.

   NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

    1. Schedule A is hereby amended and restated, and replaced in its entirety by Schedule A attached hereto.

    2. Schedule B is hereby amended and restated, and replaced in its entirety by Schedule B attached hereto.

    3. All capitalized terms used in this Amendment No. 3 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 3, no other modifications or changes are made to the Agreement.

    4. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

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   IN WITNESS WHEREOF, the parties hereto execute this Amendment No. 3 as of the date first written above.

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK
on behalf of itself and each
of its Accounts named in Schedule
One to the Agreement, as amended
from time to time

By:
    -------------------------

AMERICAN GENERAL EQUITY SERVICES
CORPORATION

By:
    -------------------------

VAN KAMPEN LIFE INVESTMENT
TRUST

By:
    -------------------------
    Dennis J. McDonnell
    President

VAN KAMPEN FUNDS INC.

By:
    -------------------------
    Patrick J. Woelfel
    First Vice President

VAN KAMPEN ASSET MANAGEMENT
INC.

By:
    -------------------------
    Dennis J. McDonnell
    President

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                                 SCHEDULE ONE

             Investment Company Name:   Fund Name(s):
             -------------------------  --------------------------
             Van Kampen Life
             Investment Trust           Asset Allocation Portfolio
                                        Comstock Portfolio
                                        Emerging Growth Portfolio
                                        Enterprise Portfolio
                                        Growth and Income
                                        Portfolio
                                        Domestic Income Portfolio
                                        Government Portfolio
                                        Money Market Portfolio
                                        Morgan Stanley Real Estate
                                          Securities Portfolio
                                        Strategic Stock Portfolio
                                        LIT Growth and Income
                                        Portfolio - Class I

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                                 SCHEDULE TWO

                               List of Contracts

    1. Platinum Investor VUL, Form No. 97600N

    2. Generations Variable Annuity; Form No. 98033N

    3. Platinum Investor Survivor, Form No. 99206N

    4. Platinum Investor PLUS, Form No. 02600N

    5. Platinum Investor Survivor II, Form No. 01206N

    6. Platinum Investor III, Form No. 00600N

    7. Platinum Investor IVA, Form No. ____N